                                                                   Exhibit 10.19

[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY
    BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES EXCHANGE ACT OF 1933, AS AMENDED.


[CYTOKINETICS LOGO]
                                           280 East Grand Avenue
                                           South San Francisco, CA 94080
                                           Tel (650) 624-3000 Fax (650) 624-3010

October 28, 2002

Glaxo Group Limited, doing business as GlaxoSmithKline
709 Swedeland Road
King of Prussia, Pennsylvania 19406
Attn: Pradip K. Bhatnagar, Ph.D., Director, Genetic & Discovery Alliances

RE: [*] UNDER THAT CERTAIN COLLABORATION AND LICENSE AGREEMENT BY AND BETWEEN GLAXO GROUP LIMITED, A GLAXOSMITHKLINE COMPANY, ("GSK") AND CYTOKINETICS, INC. ("CK") OF EVEN DATE JUNE 20, 2001 (THE "COLLABORATION AGREEMENT").

Dear Pradip:

Pursuant to this letter amendment to the Collaboration Agreement (the "Letter Amendment"), GSK desires to have CK [*], and CK agrees to [*], [*] as part of the Research Program under the Collaboration Agreement, all on the terms set forth herein.

Now therefore, GSK and CK agree, effective as of October 1, 2002 (the "Letter Amendment Effective Date"), as follows:

     1. All capitalized terms not defined herein shall have the meaning ascribed to them in the Collaboration Agreement.

     2. In accordance with the budget and timeline set forth in Attachment A (attached hereto and incorporated herein by reference), CK shall use its diligent efforts to [*] by [*].

     3. The [*] to be [*] under this Letter Amendment shall be selected as agreed by the Parties [*] set forth in Attachment B (attached hereto and incorporated herein by reference).

     4. GSK shall use its diligent efforts to resupply to CK sufficient quantities of those chemical entities requested by CK to conduct such [*] in order that CK may diligently conduct its activities in accordance with the budget and timeline set forth in Paragraph 2 above.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Pradip K. Bhatnagar, Ph.D.
October 28, 2002
Page Two


     5. In consideration for such [*], GSK shall pay to CK [*] U.S. Dollars (U.S.$[*] ) in two (2) installments as follows:

        5.1 GSK shall pay to CK [*] U.S. Dollars (U.S.$[*] ) on the Letter Amendment Effective Date; and

        5.2 GSK shall pay to CK [*] U.S. Dollars (U.S.$[*] ) on  [*] .

     6. Except as specifically modified or amended hereby, the Collaboration Agreement shall remain in full force and effect and, as modified or amended, is hereby ratified, confirmed and approved. No provision of this Letter Amendment may be modified or amended except expressly in a writing signed by both parties nor shall any terms be waived except expressly in a writing signed by the party charged therewith. This Letter Amendment shall be governed in accordance with the laws of the [*] , without regard to principles of conflicts of laws.

Please sign and return two copies of this letter if you agree to the foregoing terms.

Sincerely,

/s/ Robert I. Blum
-------------------------
Robert I. Blum
Senior Vice President, Finance and Corporate Development
Chief Financial Officer
Cytokinetics, Inc.


Agreed and accepted:

GLAXO GROUP LIMITED

/s/ Pradip K. Bhatnagar
-------------------------

Name: Pradip K. Bhatnagar

Title: Director, Genetic & Discovery Alliances

cc: Vice President, Business Development, Glaxo Group Limited, doing business as GlaxoSmithKline
    Senior Vice President and Assistant General Counsel-R&D Legal Operations, GlaxoSmithKline Corporate Legal Department
    Kenneth A. Clark, Esq., Wilson Sonsini Goodrich & Rosati Professional Corporation

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

ATTACHMENT A
CYTOKINETICS/GSK [*]

  PLAN B            [*]                                   Oct       Nov       Dec      2002       Jan       Feb      2003
-----------------------------------------               -------   -------   -------   -------   -------   -------   -------
FTE expenses                                  [*]         [*]       [*]       [*]       [*]       [*]       [*]        [*]

[*] work associated with [*]                  [*]                   [*]       [*]       [*]

Capital Equipment                             [*]         [*]                           [*]

Leased Equipment                              [*]         [*]       [*]       [*]       [*]       [*]       [*]        [*]

Total                                         [*]         [*]       [*]       [*]       [*]       [*]       [*]        [*]


                                  CONFIDENTIAL

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                  Attachment B

                                      [*]

                                  CONFIDENTIAL

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.